Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2014

Under Management, in the section Information about the Investment Adviser and Manager, the information with respect to waivers and reimbursments is hereby deleted in its entirety and replaced with the following:

Waivers and Reimbursements. SAAMCo is voluntarily waiving on an annual basis a portion of its management fees for the Portfolios set forth below:

Portfolio	Amount of Waiver
International Growth and Income Portfolio	0.05%
Technology Portfolio	0.10%

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio classes do not exceed the amounts set forth below. Total Annual Portfolio Operating Expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolios.

	Class 1	Class 2	Class 3
Blue Chip Growth Portfolio	0.85%	1.00%	1.10%
Cash Management Portfolio	0.45%	0.60%	0.70%
Equity Index Portfolio	0.55%	N/A	N/A

These fee waivers and/or reimbursements will continue indefinitely but may be terminated at any time. Any waivers or reimbursements with the exception of Advisory Fee Waivers made by SAAMCo with respect to the Portfolios are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred.

Please retain this supplement for future reference.

Date:     December 19, 2014

Versions: Combined Master